Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

   As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 8-K, into the Corporation's previously filed Registration Statement File
   Nos. 2-53663, 2-53578, 33-7471, 33-22417, 33-37924, 33-39660, 33-57898,
   33-55607, 33-58939, 33-58943, 333-14769, 333-21277, 333-21285 and 333-
   41359.

                                      /s/ ARTHUR ANDERSEN LLP
                                          ARTHUR ANDERSEN LLP


   Chicago, Illinois
   March 17, 1998